                                   Exhibit 13

                     Anchor National Life Insurance Company

                          Variable Annuity Account Five

              (Portion Relating to Seasons Select Variable Annuity)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

A.   STANDARIZED PERFORMANCE SINCE SEPARATE ACCOUNT INCEPTION

     The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

                    n
           P * (1+T)  = ERV

           WHERE:

           P = a hypothetical initial purchase payment of $1,000

           T = average annual total return for the period in question

           n = number of years

           ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year or since inception period in question (or fractional period thereof).

     The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

     VARIABLE ANNUITY ACCOUNT FIVE (Portion Relating to the Seasons Select Variable Annuity): STANDARIZED 1-YEAR RETURNS

     Standardized 1-year returns and Unit Values are not available for the Select Portfolios because funds were not accepted into the separate account until March 1, 1999.

     CALCULATION OF ANNUAL RETURN (without redemption)

     Fund Value = 1000* (Ending Unit Value/Beginning Unit Value)

     Annual Return = (Fund Value/1000) - 1


     CALCULATION OF ANNUAL RETURN (with redemption)

     Fund Value = (1000* (Ending Unit Value/Beginning Unit Value)) - (1000* .09)

     Annual Return = (Fund Value/1000) - 1


     VARIABLE ANNUITY ACCOUNT FIVE (Portion Relating to the Seasons Select Variable Annuity): SINCE INCEPTION (for strategies/portfolios which are at least one year old)

     CALCULATION OF ANNUAL RETURN (without redemption)

     Fund Value = 1000* (31-Mar-99 Unit Value/Inception Date Unit Value)

                                      (1/period)
     Annual Return = (Fund Value/1000)           - 1


     CALCULATION OF ANNUAL RETURN (with redemption)

     Fund Value = (1000* (31-Mar-99 Unit Value/Inception Date Unit Value))
     - (1000* .08)

                                      (1/period)
     Annual Return = (Fund Value/1000)           - 1


     VARIABLE ANNUITY ACCOUNT FIVE (Portion Relating to the Seasons Select Variable Annuity): SINCE INCEPTION (for portfolios which are less than one year old)

     CALCULATION OF RETURN (non-annualized - without redemption)

     Fund Value = 1000* (31-Mar-99 Unit Value/Inception Date Unit Value)

     Annual Return = (Fund Value/1000) - 1

     VARIABLE ANNUITY ACCOUNT FIVE (Portion Relating to the Seasons Select Variable Annuity): SINCE INCEPTION (for portfolios which are less than one year old)

     CALCULATION OF RETURN (non-annualized - with redemption)

     Fund Value = (1000* (31-Mar-99 Unit Value/Inception Date Unit Value))
     - (1000* .09)

     Annual Return = (Fund Value/1000) - 1

SEASONS SELECT (under 80 issue)

STANDARDIZED 1 YEAR RETURNS (WITH REDEMPTION)

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Fund Value                      1,122.80       1,092.42       1,038.46       1,004.80         N/A funds not incepted until 3/01/99
1 Year Yield                      12.30%          9.26%          3.85%           .49%


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Fund Value                         N/A      ____________________funds not incepted until 3/01/99___________________
1 Year Yield


STANDARDIZED 1 YEAR RETURNS (WITHOUT REDEMPTION)

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Fund Value                      1,212.80       1,182.42       1,128.46       1,094.80         N/A funds not incepted until 3/01/99
1 Year Yield                      21.30%         18.26%         12.85%          9.49%


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Fund Value                         N/A      ____________________funds not incepted until 3/01/99___________________
1 Year Yield


SINCE INCEPTION (WITH REDEMPTION)

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Fund Value                       1,506.79       1,427.90       1,322.87      1,239.13         977.51         951.30         942.45
Yield Since Inception              23.30%         19.96%         15.37%        11.58%         -2.25%         -4.87%         -5.76%
Period Years                    1.9589041      1.9589041      1.9589041     1.9589041       .0821918       .0821918       .0821918


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Fund Value                         972.16         920.22         944.95        960.98         911.98         910.31
Yield Since Inception              -2.78%         -7.98%         -5.51%        -3.90%         -8.80%         -8.97%
Period Years                     .0821918       .0821918       .0821918      .0821918       .0575342       .0136986



SINCE INCEPTION (WITHOUT REDEMPTION)

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Fund Value                       1,586.79       1,507.90       1,402.87      1,319.13       1,067.51       1,041.30       1,032.45
Yield Since Inception              26.60%         23.34%         18.88%        15.20%          6.75%          4.13%          3.24%
Period Years                    1.9589041      1.9589041      1.9589041     1.9589041       .0821918       .0821918       .0821918


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Fund Value                       1,062.16       1,010.22      1,034.95       1,050.98       1,001.98       1,000.31
Yield Since Inception               6.22%          1.02%         3.49%          5.10%           .20%           .03%
Period Years                     .0821918       .0821918      .0821918       .0821918       .0575342       .0136986

SEASONS SELECT (over 80 issue)

STANDARDIZED 1 YEAR RETURNS (WITH REDEMPTION)

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Fund Value                      1,121.79       1,090.99       1,037.28       1,003.63        N/A funds not incepted until 3/01/99
1 Year Yield                      12.20%          9.11%          3.74%           .37%


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Fund Value                         N/A      ____________________funds not incepted until 3/01/99___________________
1 Year Yield


STANDARDIZED 1 YEAR RETURNS (WITHOUT REDEMPTION)

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Fund Value                      1,211.79       1,180.99       1,127.28       1,093.63        N/A funds not incepted until 3/01/99
1 Year Yield                      21.20%         18.11%         12.74%          9.37%


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Fund Value                         N/A      ____________________funds not incepted until 3/01/99___________________
1 Year Yield





SINCE INCEPTION (WITH REDEMPTION)

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Fund Value                       1,504.22       1,424.40       1,320.07      1,236.49         977.41         951.20         942.35
Yield Since Inception              23.19%         19.81%         15.24%        11.45%         -2.26%         -4.88%         -5.77%
Period Years                    1.9589041      1.9589041      1.9589041     1.9589041       .0821918       .0821918       .0821918


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Fund Value                         972.06         920.12         944.85        960.88         911.91         910.30
Yield Since Inception              -2.79%         -7.99%         -5.51%         -3.91         -8.81%          -8.97
Period Years                     .0821918       .0821918       .0821918      .0821918       .0575342       .0136986


SINCE INCEPTION (WITHOUT REDEMPTION)

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Fund Value                       1,584.22        1,504.40      1,400.07      1,316.49       1,067.41       1,041.20       1,032.35
Yield Since Inception              26.49%          23.20%        18.76%        15.08%          6.74%          4.12%          3.23%
Period Years                    1.9589041       1.9589041     1.9589041     1.9589041       .0821918       .0821918       .0821918


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Fund Value                       1,062.06       1,010.12       1,034.85      1,050.88       1,001.91       1,000.30
Yield Since Inception               6.21%          1.01%          3.49%         5.09%           .19%           .03%
Period Years                     .0821918       .0821918       .0821918      .0821918       .0575342       .0136986

SEASONS SELECT (under 80 issue)

1 YEAR UNIT VALUES

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
1 Year Date                     31-Mar-98      31-Mar-98      31-Mar-98     31-Mar-98
1 Year UV                           13.09          12.76          12.44         12.06        N/A funds not incepted until 3/01/99
3/31/99 UV                          15.89          15.09          14.05         13.21


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
1 Year Date
1 Year UV                          N/A      ____________________funds not incepted until 3/01/99___________________
3/31/99 UV


SINCE INCEPTION UNIT VALUES

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Inception Date                  15-Apr-97      15-Apr-97      15-Apr-97      15-Apr-97     01-Mar-99      01-Mar-99      01-Mar-99
Inception Date UV                   10.00          10.00          10.00          10.00         10.00          10.00          10.00
3/31/99 UV                          15.89          15.09          14.05          13.21         10.68          10.41          10.32


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Inception Date                  01-Mar-99      01-Mar-99      01-Mar-99      01-Mar-99     10-Mar-99      26-Mar-99
Inception Date UV                   10.00          10.00          10.00          10.00         10.00          10.00
3/31/99 UV                          10.62          10.10          10.35          10.51         10.02          10.00

SEASONS SELECT (over 80 issue)

1 YEAR UNIT VALUES

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
1 Year Date                     31-Mar-98      31-Mar-98      31-Mar-98     31-Mar-98
1 Year UV                           13.07          12.74          12.42         12.08        N/A funds not incepted until 3/01/99
3/31/99 UV                          15.84          15.04          14.00         13.21


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
1 Year Date
1 Year UV                          N/A      ____________________funds not incepted until 3/01/99___________________
3/31/99 UV


SINCE INCEPTION UNIT VALUES

                                  Growth       Moderate       Balanced   Conservative      Large Cap      Large Cap      Large Cap
                                Strategy         Growth         Growth         Growth         Growth      Composite          Value
                                               Strategy       Strategy      Portfolio      Portfolio      Portfolio      Portfolio
                                --------------------------------------------------------------------------------------------------
Inception Date                  15-Apr-97      15-Apr-97     15-Apr-97      15-Apr-97      01-Mar-99      01-Mar-99      01-Mar-99
Inception Date UV                   10.00          10.00         10.00          10.00          10.00          10.00          10.00
3/31/99 UV                          15.84          15.04         14.00          13.21          10.67          10.41          10.32


                                  Mid Cap        Mid Cap      Small Cap  International   Diversified           Cash
                                   Growth          Value      Portfolio        Equity   Fixed Income     Management
                                Portfolio      Portfolio                    Portfolio      Portfolio      Portfolio
                                -----------------------------------------------------------------------------------
Inception Date                  01-Mar-99      01-Mar-99      01-Mar-99     01-Mar-99      10-Mar-99      26-Mar-99
Inception Date UV                   10.00          10.00         10.00          10.00          10.00          10.00
3/31/99 UV                          10.62          10.10          10.35         10.51          10.02          10.00